Tax Free
                               Short/Intermediate
                                Fixed Income Fund

                                  ANNUAL REPORT
                                  June 30, 2000

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2000

Principal                                                                    Maturity     Interest
 Amount                                                                        Date         Rate          Value
---------                                                                   ----------    --------     -----------
               MUNICIPAL BONDS (98.6%)
               EDUCATION (1.9%)
$ 1,460,000    University of Missouri Revenue ............................  11/01/2003      5.500%     $ 1,496,033
                                                                                                       -----------
               ESCROWED TO MATURITY (a) (5.4%)
$   500,000    Chicago, Illinois .........................................  01/01/2003      6.500%     $   520,300
  1,000,000    Honolulu, Hawaii City & County ............................  11/01/2003      5.250        1,015,810
  1,570,000    Mashantucket Western Pequot Tribe, Connecticut,
                 Revenue .................................................  09/01/2003      6.250        1,635,139
  1,000,000    Milwaukee, Wisconsin,  Sewer Revenue, Series A ............  10/01/2002      6.700        1,042,840
                                                                                                       -----------
                 TOTAL ESCROWED TO MATURITY (a) ..........................                             $ 4,214,089
                                                                                                       -----------
               GENERAL OBLIGATIONS (25.1%)
$ 1,440,000    Chattanooga, Tennessee ....................................  09/01/2003      5.250%     $ 1,462,550
  2,000,000    Dade County, Florida, Public Facility Revenue .............  08/01/2003      6.500        2,102,780
  1,000,000    Delaware State ............................................  04/01/2002      5.000        1,007,090
  1,000,000    Denver, Colorado, City and County .........................  08/01/2003      5.000        1,007,630
    350,000    Du Page County, Illinois ..................................  01/01/2003      5.000          352,125
  1,000,000    El Paso, Texas ............................................  08/15/2001      7.000        1,028,180
  1,000,000    Hawaii State ..............................................  11/01/2001      5.850        1,016,380
  1,000,000    Honolulu, Hawaii, City & County ...........................  07/01/2002      7.250        1,047,950
  1,000,000    Illinois State ............................................  04/01/2004      5.500        1,024,040
  1,000,000    Massachusetts State .......................................  11/01/2001      5.500        1,013,620
  1,000,000    Mississippi State .........................................  06/01/2003      5.000        1,006,970
  1,000,000    Pittsburgh, Pennsylvania ..................................  03/01/2003      5.000        1,005,880
    250,000    Rhode Island State ........................................  06/15/2002      6.000          256,525
  1,075,000    Round Rock, Texas, Independent School District ............  08/01/2001      7.000        1,103,649
  2,000,000    San Antonio, Texas ........................................  08/01/2002      8.000        2,129,580
  1,000,000    Tennessee State ...........................................  05/01/2003      5.500        1,021,740
  2,000,000    Wisconsin State ...........................................  05/01/2004      6.000        2,084,440
                                                                                                       -----------
                 TOTAL GENERAL OBLIGATIONS ...............................                             $19,671,129
                                                                                                       -----------
               MISCELLANEOUS (5.3%)
$   500,000    Chicago, Illinois, Public Building Community Revenue ......  02/01/2002      5.000%     $   502,525
  1,000,000    Greater Detroit, Michigan .................................  12/13/2004      5.500        1,027,340
  1,000,000    Kentucky State Property & Building Commission .............  02/01/2003      5.500        1,018,980
  1,390,000    Ohio State Building Authority, Arts Facility ..............  10/01/2002      5.000        1,401,968
    225,000    Ohio State Building Authority, Correctional Facility,
                 Series A ................................................  10/01/2003      5.000          226,998
                                                                                                       -----------
                 TOTAL MISCELLANEOUS .....................................                             $ 4,177,811
                                                                                                       -----------
               PRE-REFUNDED (a) (43.6%)
$   900,000    Arizona State .............................................  07/01/2002      7.000%     $   948,384
    500,000    Arizona State Transportation ..............................  07/01/2001      6.350          516,840
    515,000    Augusta, Georgia, Water and Sewer Revenue .................  05/01/2002      6.500          540,446
    200,000    Berkeley County, South Carolina, Water & Sewer
                 Revenue .................................................  06/01/2001      7.000          208,580

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2000

Principal                                                                    Maturity     Interest
 Amount                                                                        Date         Rate          Value
---------                                                                   ----------    --------     -----------
               PRE-REFUNDED (a) (CONTINUED)
$   250,000    Bucks County, Pennsylvania, Water and Sewer Authority .....  12/01/2002      6.750%     $   261,930
  1,000,000    Burke County, Georgia, Development Authority
                 Pollution Control .......................................  01/01/2003      7.700        1,095,520
    275,000    Cache County, Utah, School District .......................  06/15/2003      5.900          286,096
  1,000,000    Charlotte, North Carolina .................................  02/01/2004      5.800        1,050,760
  1,000,000    Chicago, Illinois .........................................  07/01/2002      6.850        1,055,210
    500,000    Chicago, Illinois Center Public Library ...................  07/01/2002      6.850          527,605
  1,500,000    Connecticut State .........................................  08/15/2004      5.900        1,574,475
  1,500,000    Delaware County, Pennsylvania .............................  11/15/2002      6.000        1,544,265
    465,000    Delaware Transportation Authority System Revenue ..........  07/01/2001      6.000          472,356
  1,500,000    Denver, Colorado, City and County .........................  11/15/2002      7.500        1,620,795
  1,000,000    Harris County, Texas ......................................  10/01/2002      5.750        1,022,760
    365,000    Harrisburg, Pennsylvania, City & County ...................  09/01/2003      5.875          382,002
    900,000    Hawaii State ..............................................  11/01/2001      6.000          925,569
  2,100,000    Illinois Health Facilities Authority ......................  05/01/2002      7.250        2,224,257
    415,000    Illinois State Sales Tax Revenue ..........................  06/15/2001      6.000          421,296
  1,007,000    Indiana Transportation Finance Authority ..................  11/01/2002      6.250        1,060,290
  1,000,000    Indianapolis, Indiana, Public Improvement .................  01/01/2002      6.700        1,048,090
    600,000    Kentucky State Property & Building Commission .............  08/01/2001      6.500          624,720
    500,000    Maryland State Health Facilities Authority ................  07/01/2001      6.750          521,125
    500,000    Mesa, Arizona .............................................  07/01/2003      5.700          519,945
  1,000,000    Nebraska Public Power District Revenue ....................  01/01/2003      6.125        1,050,110
  1,550,000    Nebraska Public Power District Revenue ....................  01/01/2003      5.700        1,612,295
  1,705,000    Nevada State ..............................................  10/01/2002      6.250        1,777,190
    400,000    New York State Dormitory Authority Revenue ................  05/15/2002      6.750          423,044
    165,000    New York State Local Government Assistance Corp. ..........  04/01/2001      7.250          171,773
    140,000    New York State Medical Care Facilities Finance
                 Agency Revenue ..........................................  02/15/2001      7.500          145,440
  1,400,000    Phoenix, Arizona Civic Improvement Waste and Water ........  07/01/2003      6.125        1,478,414
    500,000    Price Elliot Resh Park, Arizona ...........................  07/01/2001      7.000          522,390
    305,000    Rhode Island, Convention Center Authority .................  05/15/2001      6.700          316,932
    625,000    Seattle, Washington Sewer Revenue .........................  01/01/2003      6.300          658,875
  1,200,000    St. Louis, Missouri .......................................  02/01/2002      6.250        1,229,340
    755,000    University of Pittsburgh, Pennsylvania ....................  06/01/2002      6.125          788,733
  2,000,000    Washington State, General Obligation ......................  02/01/2002      6.375        2,069,720
    400,000    Washington Suburban Sanitation District ...................  06/01/2001      6.900          416,804
    500,000    Wisconsin State ...........................................  05/01/2002      6.000          511,800
    555,000    Wisconsin State ...........................................  05/01/2002      6.300          570,995
                                                                                                       -----------
                 TOTAL PRE-REFUNDED (a) ..................................                             $34,197,171
                                                                                                       -----------
               SALES TAX (4.0%)
$ 2,000,000    Municipal Assistance Corp., New York ......................  07/01/2002      5.000%     $ 2,016,280
  1,110,000    Municipal Assistance Corp., New York ......................  07/01/2003      5.250        1,127,838
                                                                                                       -----------
                 TOTAL SALES TAX .........................................                             $ 3,144,118
                                                                                                       -----------

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2000

Principal                                                                    Maturity     Interest
 Amount                                                                        Date         Rate          Value
---------                                                                   ----------    --------     -----------
               TRANSPORTATION (6.5%)
$ 1,000,000    Illinois State Toll Highway ...............................  01/01/2004      5.000%     $ 1,005,100
  1,000,000    Kansas City, Missouri, Highway Revenue ....................  03/01/2003      5.100        1,009,610
  1,000,000    Massachusetts Bay Transportation Authority ................  03/01/2005      5.300        1,022,300
  2,000,000    Springfield, Missouri, Transportation Revenue .............  08/01/2002      5.250        2,024,700
                                                                                                       -----------
                 TOTAL TRANSPORTATION ....................................                             $ 5,061,710
                                                                                                       -----------
               UTILITIES (4.5%)
$   740,000    Long Island Power Authority, New York .....................  12/01/2002      5.250%     $   747,659
    700,000    Memphis, Tennessee Electric Systems Revenue ...............  01/01/2004      5.900          725,242
  1,000,000    Washington State Public Power Supply ......................  07/01/2001      7.625        1,029,750
  1,000,000    Washington State Public Power Supply ......................  07/01/2002      5.000        1,004,720
                                                                                                       -----------
                 TOTAL UTILITIES .........................................                             $ 3,507,371
                                                                                                       -----------
               WATER/SEWER (2.3%)
$ 1,000,000    Dearborn, Michigan, Sewer Disposal System .................  04/01/2003      6.500%     $ 1,044,300
    500,000    Houston, Texas, Water & Sewer Systems .....................  12/01/2001      5.600          506,710
    275,000    Massachusetts State Water Resources Authority .............  12/01/2001      6.300          281,853
                                                                                                       -----------
                 TOTAL WATER/SEWER .......................................                             $ 1,832,863
                                                                                                       -----------



TOTAL INVESTMENTS, (identified cost $77,935,194) (b) .....................................   98.6%     $77,302,295
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................................    1.4        1,079,027
                                                                                            -----      -----------
NET ASSETS ...............................................................................  100.0%     $78,381,322
                                                                                            =====      ===========

----------
(a) General obligation or revenue bonds that have been fully secured or collateralized by an escrow fund consisting of U.S. Government obligations that can adequately meet interest and principal payments. For pre-refunded obligations, the stated maturity date represents the date of redemption which, pursuant to the terms of the escrow agreement, has been accelerated from the originally stated maturity date.

(b) The aggregate cost for federal income tax purposes is $77,935,194. The aggregate gross unrealized appreciation is $47,981, and the aggregate gross unrealized depreciation is $680,880 resulting in net unrealized depreciation of $632,899.

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2000

ASSETS:
      Investments in securities, at value (identified cost $77,935,194) (Note 1) ..........   $77,302,295
      Interest receivable .................................................................     1,501,720
                                                                                              -----------
            Total Assets ..................................................................   $78,804,015
                                                                                              -----------

LIABILITIES:
      Due to bank .........................................................................       270,020
      Payables for:
        Dividends declared (Note 1) .......................................................         5,778
        Investment advisory fee (Note 2) ..................................................        32,908
        Administrative fee (Note 2) .......................................................        19,745
        Shareholder servicing/eligible institution fee (Note 2) ...........................        32,908
        Accrued expenses and other liabilities ............................................        61,334
                                                                                              -----------
            Total Liabilities .............................................................       422,693
                                                                                              -----------

NET ASSETS ................................................................................   $78,381,322
                                                                                              ===========

Net Assets Consist of:
      Paid-in capital .....................................................................   $79,129,235
      Distribution in excess of net investment income .....................................        (5,778)
      Accumulated net realized loss on investments ........................................      (109,236)
      Net unrealized depreciation on investments ..........................................      (632,899)
                                                                                              -----------

Net Assets ................................................................................   $78,381,322
                                                                                              ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
      ($78,381,322 / 7,657,133 shares) ....................................................        $10.24
                                                                                                   ======

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2000


NET INVESTMENT INCOME:
      Income:
        Interest ...............................................   $3,020,021
                                                                   ----------

      Expenses:
        Investment advisory fee (Note 2) .......................      182,242
        Shareholder servicing/eligible institution fees (Note 2)      182,242
        Administrative fee (Note 2) ............................      109,345
        Custodian fee ..........................................       55,609
        Professional fees ......................................       22,523
        Trustees fees and expenses (Note 2) ....................       12,527
        Miscellaneous expenses .................................       79,721
                                                                   ----------
        Total Expenses .........................................      644,209
            Expense offset arrangement (Note 3) ................      (20,876)
                                                                   ----------

            Net Expenses .......................................      623,333
                                                                   ----------

            Net Investment Income ..............................    2,396,688
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN/LOSS (Notes 1 and 3):
      Net realized gain on investments .........................       18,939
      Net change in unrealized depreciation on investments .....     (408,816)
                                                                   ----------
             Net Realized and Unrealized Loss ..................     (389,877)
                                                                   ----------

      Net Increase in Net Assets Resulting from Operations .....   $2,006,811
                                                                   ==========

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     For the years ended June 30,
                                                                     ----------------------------
                                                                          2000           1999
                                                                     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
      Operations:
        Net investment income .....................................   $  2,396,688    $  3,072,518
        Net realized gain on investments ..........................         18,939         111,710
        Net change in unrealized appreciation (depreciation)
            on investments ........................................       (408,816)       (778,100)
                                                                      ------------    ------------
          Net increase in net assets resulting from operations ....      2,006,811       2,406,128
                                                                      ------------    ------------
      Dividends declared from net investment income ...............     (2,437,884)     (3,080,799)

      Shares of beneficial interest transactions (Note 4):
        Net proceeds from sales of shares of beneficial interest ..     47,551,838      70,953,619
        Net asset value of shares of beneficial interest issued to
           shareholders in reinvestment of dividends ..............        927,176       1,100,833
        Net cost of shares of beneficial interest repurchased .....    (45,385,249)    (75,820,694)
                                                                      ------------    ------------
           Net increase (decrease) in net assets resulting from
             shares of beneficial interest transactions ...........      3,093,765      (3,766,242)
                                                                      ------------    ------------
              Total increase (decrease) in net assets .............      2,662,692      (4,440,913)
NET ASSETS:
      Beginning of year ...........................................     75,718,630      80,159,543
                                                                      ------------    ------------
      End of year .................................................   $ 78,381,322    $ 75,718,630
                                                                      ============    ============

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS

 Selected per share data and ratios for a share outstanding throughout each year

                                                                             For the years ended June 30,
                                                            ------------------------------------------------------------------
                                                              2000           1999           1998           1997          1996
                                                            -------        -------        -------        -------       -------
Net asset value, beginning of year ................          $10.30        $10.40        $10.33        $10.26       $10.28

Income from investment operations:

   Net investment income ..........................            0.34          0.35          0.36          0.37         0.37

   Net realized and unrealized
     gain (loss) on investments ...................           (0.06)        (0.10)         0.07          0.07        (0.02)

Less dividends and distributions (Note 1):

   Dividends to shareholders from net
     investment income ............................           (0.34)        (0.35)        (0.36)        (0.37)       (0.37)
                                                             ------        ------        ------        ------       ------
Net asset value, end of year ......................          $10.24        $10.30        $10.40        $10.33       $10.26
                                                             ======        ======        ======        ======       ======

Total return ......................................            2.88%         2.44%         4.25%         4.34%(1)     3.60%(1)

Ratios/Supplemental Data:

   Net assets, end of year
     (000's omitted) ..............................         $78,381       $75,719       $80,160       $55,714      $44,776

   Ratio of expenses to average
     net assets (Note 2):

   Expenses paid by Fund ..........................            0.85%         0.82%         0.78%         0.70%(1)     0.70%(1)

   Expense offset arrangement .....................            0.03%         0.01%         0.02%          n/a          n/a
                                                            -------       -------       -------       -------       ------
      Total expenses ..............................            0.88%         0.83%         0.80%         0.70%        0.70%

   Ratio of net investment income
      to average net assets .......................            3.29%         3.37%         3.49%         3.55%        3.51%

   Portfolio turnover rate ........................              22%           44%           20%           48%          48%

----------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended June 30, 1997 and 1996, would have been 0.96% and 0.90%, respectively. For the same periods, the total return of the Fund would have been 4.16% and 3.40%, respectively. The expense payment agreement terminated on July 1, 1997.

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company organized as a Massachusetts business trust on June 7, 1983. The Fund commenced operations on July 23, 1992. The Declaration of Trust permits the Trustees to create an unlimited number of series, each of which issues a separate class of shares. The Trustees have authorized the issuance of an unlimited number of shares of the Fund. At June 30, 2000 there were four series of the Trust.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Federal Income Taxes. Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its net income to its shareholders. Accordingly, no Federal income tax provision is required.

            D. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are declared daily and paid monthly. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date. Distributions paid by the Fund from net interest received on tax-exempt bonds are not includable by shareholders as gross income for Federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies which will enable the Fund to pay tax-exempt interest dividends.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Trust has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the year ended June 30, 2000, the Fund incurred $182,242 for advisory services.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

      Administrative Fee. The Trust has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended June 30, 2000, the Fund incurred $109,345 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Trust has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2000, the Fund incurred $182,242 for shareholder servicing/eligible institution services.

      Trustees' Fees and Expenses. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended June 30, 2000, the Fund incurred $12,527 for these fees.

      3. Investment Transactions. The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligation may be affected by economic developments in a specific state or municipality. The aggregate holdings by state ranged from 0.3% to 9.9% of investments. At June 30, 2000, the five largest holdings by state were Illinois 9.9%; Texas 7.5%; Missouri 7.5%; Washington 6.2%; and New York 6.0%. For the year ended June 30, 2000, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $20,663,405 and $15,607,090, respectively. Custody fees for the Fund were reduced by $20,876 as a result of an expense offset arrangement with the Fund's custodian.

      4. Shares of Beneficial Interest. Transactions in shares of beneficial interest were as follows:

                                                              For the          For the
                                                            year ended       year ended
                                                           June 30, 2000    June 30, 1999
                                                           -------------    -------------
Shares of beneficial interest sold ....................      4,652,873        6,798,407
Shares of beneficial interest issued in connection
  with reinvestment of dividends ......................         90,586          105,396
Shares of beneficial interest repurchased .............     (4,435,666)      (7,265,083)
                                                            ----------       ----------
Net increase (decrease) ...............................        307,793         (361,280)
                                                            ==========       ==========

      5. Federal Income Tax Status. At June 30, 2000, the Fund had a net capital loss carryover of approximately $107,000, which is available through June 30, 2004, to offset future capital gains to the extent provided by regulations. To the extent that this net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders since any such distributions may be taxable to shareholders as ordinary income.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Shareholders
The 59 Wall Street Tax Free  Short/Intermediate  Fixed  Income Fund
  (a series of The 59 Wall Street Trust):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (a series of The 59 Wall Street Trust) (the "Fund") as of June 30, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund at June 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
August 18, 2000

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      During the fiscal year ended June 30, 2000, U.S. economic activity continued at the robust pace established in earlier periods. The Fund's Investment advisor remained cautious throughout the year, expecting the Federal Reserve to move towards a less accommodating monetary policy stance by raising the overnight Federal Funds rate. To protect against the price erosion caused by higher interest rates, the Fund's advisor maintained the weighted average maturity of the Fund in the neutral category, targeting a range of 2.30 to 2.70 years. As Y2K passed without any serious developments, The Fed continued it's vigilant effort to cool the US. economy by raising short-term interest rates. Since June 30 1999, the Fed has raised interest rates on five occasions by a total of 150 basis points in an effort to ease the domestic growth rate down to a sustainable level.

      Municipal rates rose for the period in light of the Federal Reserve policy actions. In all, yields rose 50 to 100 basis points on representative short and intermediate maturity municipal securities. The material yield curve inversion experienced by U.S. Treasury securities, together with rising short term interest rates, caused the municipal yield curve to flatten significantly. During the period, yields on 1 year maturities rose 100 basis points, while yields on 5 year maturities rose 50 basis points. The ninth consecutive year of the economic expansion has generated healthy balance sheets and strong revenue growth for most municipalities. For the second quarter of 2000, Moody's reported their highest upgrade/downgrade ratio in history at 14:1.

      Portfolio holdings are concentrated in various municipal bond sectors, including those which are 100% collateralized by U.S. Treasuries held in escrow accounts (the highest credit quality available in the municipal market). The Fund is geographically diversified and generally purchases premium coupon bonds with sufficient call protection in order to lock in a higher tax free yield and avoid the tax liability of discount bonds. The Fund has no derivative securities or leverage exposure in its portfolio. We manage our sales transactions to minimize the net capital gains tax liability for our shareholders.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                      Comparative Aaa Municipal Yield Curve

      [The following table represents a line chart in the printed report.]


             Years      6/30/1999        6/30/200
             -----      ---------        --------
               0          4.00%           4.75%
               1          3.33%           4.33%
               2          3.93%           4.56%
               3          4.10%           4.67%
               4          4.23%            4.7%
               5          4.33%           4.74%


         Tax free Short/Intermediate Fixed Income Fund Growth of $10,000

      [The following table represents a line chart in the printed report.]

                              59 Wall Tax Free                        IBC/Donoghue Composite
                              Short/Intermediate      Bond Buyer       Tax Free Money Market
                              Fixed Income Fund*     1 Year Index          Funds Average*
                              ------------------     ------------     ----------------------
07/23/92 ...................      $10,000              $10,000              $10,000
(Inception)
06/30/93 ...................      $10,617              $10,260              $10,200

06/30/94 ...................      $10,784              $10,419              $10,404

06/30/95 ...................      $11,364              $10,782              $10,727

06/28/96 ...................      $11,777              $11,100              $11,066

06/30/97 ...................      $12,283              $11,417              $11,404

06/30/98 ...................      $12,799              $11,759              $11,758

06/30/99 ...................      $13,111              $12,044              $12,079

06/30/00 ...................      $13,489              $12,308              $12,472

                            Total Return
              ------------------------------------------
               One year      Five years     Inception to
                Ended          Ended          6/30/00
               6/30/00        6/30/00       (Annualized)
              ------------------------------------------
                2.88%          4.39%           3.84%
              ------------------------------------------

* net of fees and expenses.

            Past performance is not predictive of future performance

The 59 Wall Street Trust

Investment Adviser and
 Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.